UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2014

XYLEM INC.

(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 International Drive Rye Brook, New York	10573
(Address of principal executive offices)	(Zip Code)

(914) 323-5700

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Xylem Inc. (the “Company”) will present at the Oppenheimer 9th Annual Industrial Growth Conference on May 14, 2014 in New York. The presentation slides will be posted in the Investors section of the Company’s website (www.xyleminc.com) and are attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation posted by Xylem Inc. on May 14, 2014 (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: May 14, 2014	By:	/s/ Michael T. Speetzen
Michael T. Speetzen
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation posted by Xylem Inc. on May 14, 2014 (furnished pursuant to Item 7.01).